Rule 10f-3 Acquisition of
 Securities from an Affiliate -
to
CREDIT SUISSE SUB NT
Security Information
Security Purchased
Comparison Security
Comparison Security
 CUSIP
22546QAD9
693476BJ1
61745E2B6
 Issuer
Credit Suisse Sub Nt
PNC Funding Corp
Morgan Stanley
 Underwriters
CS, BAC, BANCO
POPULAR, BNY, BBT, CITI, COMERICA, DB
JPM, MS, BAC
MS
 Years of continuous operation,
including predecessors
> 3 years
> 3 years
> 3 years
 Security
CS 5.4 01/14/20
PNC 5 1/8 02/08/20
MS 5 03/01/20
 Is the affiliate a manager or
 co-manager of offering?
Joint Lead Manager
N/A
N/A
 Name of underwriter or dealer
 from which purchased
CREDIT SUISSE
N/A
N/A
 Firm commitment underwriting?
Yes
Yes
Yes
 Trade date/Date of Offering
1/11/2010
2/3/2010
2/3/2010
 Total dollar amount of offering
 sold to QIBs
2,500,000,000
1,000,000,000
37,000,000
 Total dollar amount of any
 concurrent public offering
 -
 -
 -
 Total
2,500,000,000
1,000,000,000
37,000,000
 Public offering price
99.76
99.86
100.
 Price paid if other than
 public offering price
N/A
N/A
N/A
 Underwriting spread or
commission
0.50%
0.50%
0.50%
 Rating
Aa2/A
A3/A
A2/A
 Current yield
5.4
5.025
0
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*



January 1
March 31, 2010
$
$
$
$
$
$
$
$
$
$
$
$
 Benchmark vs Spread (basis points)
162
145
190
DWS Bond VIP
185,000
184,549
0.01%
1.03%
1.07%
3/31/2010
$
DWS Core Fixed Income Fund
720,000
718,243
0.03%
1.03%
1.39%
3/31/2010
$
DWS Core Fixed Income VIP
110,000
109,732
0.00%
1.03%
1.13%
3/31/2010
$
DWS Core Plus Income Fund
440,000
438,926
0.02%
1.03%
1.33%
3/31/2010
$
DWS Global Bond Fund
210,000
209,488
0.01%
1.03%
1.79%
3/31/2010
$
DWS Balanced Fund
322,000
321,214
0.01%
1.03%
1.32%
3/31/2010
$
DWS Balanced VIP
88,000
87,785
0.00%
1.03%
1.33%
3/31/2010
$
Total
2,075,000
2,069,937
0.08%
 ^The Security and Fund Performance
 is calculated based on information
 provided by State Street Bank.
 *If a Fund executed multiple
sales of a security, the final
sale date is listed. If a Fund
still held the security as of
 the quarter-end, the quarter-end
 date is listed.
$

Rule 10f-3 Acquisition of Securitie
s from an Affiliate -
to
KRAFT FOODS INC SR UNSEC
Security Information
Security Purchased
Comparison Security
Comparison Security
 CUSIP
50075NBA1
205887BF8
487836BC1
 Issuer
Kraft Foods Inc Sr Unsec
ConAgra Foods Inc
Kellogg Co
 Underwriters
BCLY, BBVA, BNP, CITI, CS, DB,
HSBC, RBS, SGA, BANCA, DNB,
MIZUHO, SANTANDER
BAC, JPM
BAC, BNP, SUNTRST
 Years of continuous operation,
 including predecessors
> 3 years
> 3 years
> 3 years
 Security
KFT 5 3/8 02/10/20
CAG 7 04/15/19
K 4.15 11/15/19
 Is the affiliate a manager or
co-manager of offering?
Joint Lead Manager
N/A
N/A
 Name of underwriter or dealer
from which purchased
BNP PARIBAS
N/A
N/A
 Firm commitment underwriting?
Yes
Yes
Yes
 Trade date/Date of Offering
2/4/2010
4/6/2009
11/16/2009
 Total dollar amount of offering
sold to QIBs
9,500,000
500,000,000
500,000,000
 Total dollar amount of any
concurrent public offering
 -
 -
 -
 Total
9,500,000
500,000,000
500,000,000
 Public offering price
99.18
99.6
99.65
 Price paid if other than
public offering price
N/A
N/A
N/A
 Underwriting spread or
commission
0.50%
0.50%
0.50%
 Rating
Baa2/BBB-
Baa2/BBB
A3/BBB+
 Current yield
5.375
4.922
4.3
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Security
Performance^
Fund
Performance^
Measurement
Date*




January 1
March 31, 2010
$
$
$
$
$
$
$
$
$
$
$
$
 Benchmark vs Spread (basis points)
190
412.5
85
DWS Bond VIP
635,000
629,768
6.63%
2.48%
0.53%
3/31/2010
$
DWS Core Fixed Income Fund
1,600,000
1,586,816
16.70%
2.48%
0.23%
3/31/2010
$
DWS Core Fixed Income
250,000
247,940
2.61%
2.48%
0.00%
3/31/2010
$
DWS Core Plus Income Fund
1,530,000
1,517,393
15.97%
2.48%
0.86%
3/31/2010
$
DWS Global Bond Fund
720,000
714,067
7.52%
2.48%
0.00%
3/31/2010
$
DWS Strategic Income Fund
1,710,000
1,695,910
0.02%
2.48%
2.48%
3/31/2010
$
DWS Strategic Income VIP
290,000
287,610
0.00%
2.48%
2.38%
3/31/2010
$
DWS Balanced Fund
735,000
728,944
7.67%
2.48%
6.56%
3/31/2010
$
DWS Balanced VIP
200,000
198,352
2.09%
2.48%
6.50%
3/31/2010
$
Total
7,670,000
7,606,800
0.08%
 ^The Security and Fund Performance
 is calculated based on information
 provided by State Street Bank.
 *If a Fund executed multiple sales
 of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end,
the quarter-end date is listed.
$